Exhibit 10.7
AMENDMENT NO. 2 OF SENIOR SECURED PROMISSORY NOTE
This Amendment No. 2 of Senior Secured Promissory Note (this “Amendment”), dated effective as of May 17, 2024 (the “Effective Date”), is entered into by and between R2 Technologies, Inc., a Delaware corporation (the “Company”), and Lancer Capital LLC (“Investor”). Capitalized terms used herein, but not otherwise defined herein, shall have the meaning assigned to them in the Note (as defined below).
RECITALS
WHEREAS, the Company and Investor are parties to that certain Senior Secured Promissory Note, dated January 31, 2024, in the principal amount of $20,000,000.00, as amended by that certain Amendment of Senior Secured Promissory Note dated effective as of April 30, 2024 (as amended, the “Note”); and
WHEREAS, the Company and the undersigned Investors desire to further amend the Note to extend the Maturity Date and to add an additional fee in consideration of such extension, each as provided herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt of which is hereby acknowledged, the Company and Investor hereby agree as follows:
1.    Maturity Date. Section 1(c)(i) of the Note is hereby amended to read “December 31, 2024.”
2.    Schedule A. Schedule A of the Note is hereby amended and restated in its entirety as follows:

If Principal Payment is made:		Exit Fee is the equal to the principal repaid times the following percentage:
On or after:	and prior to:
February 1, 2024	March 1, 2024	10.20%
March 1, 2024	April 1, 2024	10.37%
April 1, 2024	May 1, 2024	10.54%
May 1, 2024	June 1, 2024	10.71%
June 1, 2024	July 1, 2024	10.88%
July 1, 2024	August 1, 2024	11.05%
August 1, 2024	September 1, 2024	11.22%
September 1, 2024	October 1, 2024	11.39%
October 1, 2024	November 1, 2024	11.56%
November 1, 2024	December 1, 2024	11.73%
December 1, 2024	January 1, 2025	11.90%
3.    Additional Exit Fee.
(a)    In consideration of the extension of the Maturity Date set forth herein, The Company shall pay to the Holder an additional fee (the "Additional Exit Fee") as follows:

If all outstanding amounts pursuant to the Note are not prepaid in full on or before:	The Additional Extension shall be, in the aggregate:
July 31, 2024	$1,000,000.00
August 31, 2024	$2,000,000.00
September 30, 2024	$3,000,000.00
October 31, 2024	$4,000,000.00
November 30, 2024	$5,000,000.00

(b)    The Company shall pay such Additional Exit Fee on the earliest of (a) the Maturity Date, (b) the date of the acceleration of the principal amount of this Note for any reason or, (c) if any portion of this Note is prepaid at any time, the date of such prepayment of this Note. For the avoidance of doubt, the Additional Exit Fee is in addition to, and not in replacement of, the Exit Fee.
4.    Effect on Note. The term “Note” as used in the Note shall at all times refer to, collectively, the Note as amended by this Amendment. Except as amended hereby, the Note shall remain in full force and effect.
5.    Expenses. The Company agrees to pay all reasonable attorneys’ fees incurred by Investor in connection with this Amendment.
6.    Further Instruments. The undersigned parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Amendment.
7.    Applicable Law; Entire Agreement; Amendments. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware as it applies to agreements between Delaware residents, entered into and to be performed entirely within Delaware. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.
8.    Counterparts; Electronic Delivery. This Amendment may be executed and delivered electronically and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

The parties have executed this Amendment No. 2 of Senior Secured Promissory Note effective as of the date first written above.

R2 TECHNOLOGIES, INC.

/s/ Timothy Holt
By:	Timothy Holt
Title:	Chief Executive Officer

LANCER CAPITAL LLC

By: Avram Glazer Irrevocable Exempt Trust, its Sole Member

By:	/s/ Avram Glazer
Name:	Avram Glazer
Title:	Trustee